Jul. 02, 2021
Distillate U.S. Fundamental Stability & Value ETF
Distillate U.S. Fundamental Stability & Value ETF
Distillate U.S. Fundamental Stability & Value ETF (DSTL) July 2, 2021 Supplement to the Summary Prospectus and Prospectus, each dated January 31, 2021
Effective with the July 2021 rebalance and reconstitution of the Fund’s underlying index, the section entitled “Principal Investment Strategies of the Fund — Distillate U.S. Fundamental Stability & Value Index” is revised to read as follows:
Distillate U.S. Fundamental Stability & Value Index
Index construction begins with the 500 largest U.S.-listed companies based on free-float market capitalization that satisfy the following criteria (the “Equity Universe”): (i) have at least five years of cash flow per share data; (ii) have reported a net profit in at least one of the last three fiscal years; (iii) are headquartered in the United States or Ireland; (iv) have an average daily traded value of USD50 million over the prior 90 days; and (v) for which a 12-month free cash flow estimate is available from FactSet Research Systems Inc. The remaining companies are then evaluated based on the following three proprietary fundamental measures to identify the companies that will be included in the Index:

Financial Indebtedness	Companies with significant leverage (based on a proprietary debt-to-income calculation) are excluded from the Index.
Fundamental Stability
Each company is scored based on a proprietary measure of the volatility of its historical and projected cash flows as an indicator of fundamental stability. The bottom 50% (i.e., the least stable) of the companies in the Equity Universe based on this measure are excluded from the Index.

Valuation
Each company is scored based on a proprietary measure of the company’s free cash flow yield (a measure comparing a company’s normalized free cash flow to its enterprise value). The top 100 companies (the most undervalued) that meet the Index’s other criteria are included in the Index.

Although the Index methodology seeks to select companies that demonstrate fundamental stability, the value of such companies (and consequently the value of the Index and of the Fund) may still be subject to volatility over short or long periods of time.
The Index is typically reconstituted based on the above criteria quarterly after the close of trading on the 3rd business day of each January, April, July, and October, utilizing data typically from the last business day of the month preceding the reconstitution (the “Data Date”). At the time of each reconstitution of the Index, each company is weighted based on the sum of two-thirds of its equal weighting weight (i.e., 2/3 of 1%) and one-third of its proportion of the Index’s total normalized cash flow, using data as of the Data Date. For example, for an Index constituent with 4% of the total normalized free cash flow of all 100 index constituents, its weighting would be two-thirds of 1% plus one-third of 4%, which equals 2%. Any stock that qualifies for inclusion in the Index, but ranks 81st to 100th of the included securities based on the Index’s valuation score will be limited to a weight of 2% at the time of reconstitution, with any excess weight redistributed pro-rata to the unaffected positions.
As of April 8, 2021, the Index had significant exposure to the information technology, industrials, and health care sectors.
Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.